UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 31, 2007

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Initial Depositor

(Exact name of Registrant as specified in its charter)

Europe 2001 HOLDRS (SM) Trust

[Issuer with respect to the receipts]

Delaware (State or other jurisdiction of incorporation)	001-16261 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)

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250 Vesey Street

New York, New York 10281

(Address of principal executive offices and zip code)

(212) 449-1000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Effective January 11, 2007, Serono S.A., an underlying constituent of the Europe 2001 + HOLDRS Trust, changed its name to Merck Serono S.A. (NYSE ticker “SRA”). Effective January 22, 2007, creations of Europe 2001 + HOLDRS require 9 shares of Merck Serono S.A. per round lot of 100 Europe 2001 + HOLDRS.

Effective March 5, 2007, creations of Europe 2001 + HOLDRS require 16 shares of Ryanair Holdings p.l.c. (NASDAQ ticker “RYAAY”) per round lot of 100 Europe 2001 + HOLDRS due to the 2 for 1 stock split of Ryanair Holdings p.l.c.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits
99.1	Europe 2001 HOLDRS Trust Prospectus Supplement dated March 31, 2007 to Prospectus dated February 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: May 14, 2007	By:	/s/ Satyanarayan R. Chada
		Name:	Satyanarayan R. Chada
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Europe 2001 HOLDRS Trust Prospectus Supplement dated March 31, 2007 to Prospectus dated February 17, 2006.